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                                                                  EXHIBIT 10.109


                                PROMISSORY NOTE

$771,004.60                     August 30, 1996              Scottsdale, Arizona

         FOR VALUE RECEIVED, Unison HealthCare Corporation, a Delaware corporation ("Borrower"), promises to pay to the order of Red Line Healthcare Corporation, a Minnesota corporation ("Creditor", which term also includes any other owner or holder of this Note), the sum of Seven Hundred Seventy-one Thousand Four and 60/100 Dollars ($771,004.60), together with interest (based on a 365-day year) on the principal amount from time to time outstanding from the date set forth below until maturity, at the rate of nine percent (9%) per annum (the "Interest Rate"), said principal and interest being payable in lawful money of the United States of America at 8121 10th Avenue North, Golden Valley, Minnesota 55427, Attn: Julie Moore, or such other place as Creditor may hereafter designate in writing.

         This Note shall be due and payable as follows:

         a. No interest shall accrue hereunder prior to August 1, 1996. Beginning as of August 1, 1996, interest shall begin to accrue at the Interest Rate;

         b. Borrower shall pay monthly installments of accrued interest only in the amount of $5,893.43 on September 1, 1996, and the amount of $5,703.32 on October 1, 1996;

         c. Borrower shall pay monthly installments of principal and interest commencing on November 1, 1996, and continuing on the first day of each and every month thereafter, through and including April 1, 1997 as follows: (i) November 1, 1996 -- $116,036.95; (ii) December 1, 1996 -- $115,032.08; (iii)
                  January 1, 1997 -- $114,353.11; (iv) February 1, 1997 --
                  $113,511.19; (v) March 1, 1997 -- $112,424.84; (vi) April 1,
                  1997 -- $111,827.35; and (vii) May 1, 1997 -- the remaining balance due and payable, including all unpaid, accrued interest;

         d.       This Note shall mature on the earlier of (i) May 1, 1997, or
                  (ii) 60 days after the completion of the placement and funding of any private or public offering of equity securities by Borrower after the date hereof. All sums owing hereunder shall become due and payable on the maturity date.

         Payments shall be applied at Creditor's option and may be applied first to interest and then to principal.

         If Borrower fails to pay the Note or any installment hereof, whether principal or interest, when due, and such failure shall continue for a period of thirty (30) days after the delivery of notice of such failure to Borrower, then such failure shall constitute an "Event of Default" hereunder and Creditor may, to the extent permitted by applicable law, declare this Note due and payable, whereupon the entire unpaid principal balance of this Note and all accrued unpaid
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interest thereon becomes at once mature and due and payable without presentment, demand, protest or notice of any kind (including, but not limited to, notice of intention to accelerate and notice of acceleration), all of which are hereby expressly waived by Borrower. Failure by Creditor to exercise such option at any time does not constitute a waiver by Creditor to exercise the same at any other time.

         All past due principal and interest of this Note, whether due as the result of acceleration of maturity or otherwise, shall bear interest at the rate of fourteen percent (14%) per annum from the date the payment thereof becomes due until the same have been fully discharged by payment. Principal and interest payments shall be deemed past due if not paid on their due date.

         Borrower shall have the right to prepay this Note in whole or in part at any time.

         Creditor shall have, in addition to all other rights and remedies available at law or in equity, the right at any time during any ninety (90) day period commencing upon an Event of Default to elect to convert the outstanding principal balance owing on this Note into common stock of Unison by sending written notice of such election to Unison on the attached Conversion Notice form. Upon any such conversion, Unison shall issue to Creditor the number of shares (including fractional shares) that results from dividing the product of the outstanding Note principal balance and 1.4 by 12.75 (i.e., (principal balance x 1.4)/12.75). In addition to providing the Conversion Notice, to convert, Creditor must (i) surrender the Note to Unison as the conversion agent, and (ii) furnish appropriate endorsements and transfer documents if required in connection therewith.

         To the fullest extent permitted by law, Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree
(i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution exchange or release of any security now or hereafter given for this Note, (iii) that no judgment taken against any party operates to terminate any lien, security interest or other interest of Creditor in any collateral securing the payment of this Note, (iv) to the release of any party primarily or secondarily liable hereon, and (v) that it will not be necessary for Creditor, in order to enforce payment of this Note, to first institute or exhaust Creditor's remedies against Borrower or any other party liable therefor or against any security for this Note.

         If there is a default hereunder and this Note is placed in the hands of an attorney for collection (whether or not suit is filed), or if this Note is collected by suit or legal proceedings or through the probate court or bankruptcy proceedings or is the subject of any such proceedings, Borrower agrees to pay reasonable attorneys' fees and expenses of collection, in addition to all sums then due hereon (including principal and interest).

         Borrower agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Creditor, in


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connection with this Note. No provision of this Note is intended to or shall require or permit Creditor, directly or indirectly, to take, collect or receive in money, goods or in any other form, any interest (including amounts deemed by law to be interest) in excess of the maximum rate of interest permitted by applicable law. If any amount due from or paid by Borrower shall be determined by a court of competent jurisdiction to be interest in excess of such maximum rate, Borrower shall not be obligated to pay such excess and, if paid, such excess shall be applied against the unpaid principal balance of this Note, or if and to the extent that this Note has been paid in full, such excess shall be remitted to Borrower.

         In addition to any other remedies, any holder of this Note may, if it chooses, upon any default under this Note, exercise a right of offset against any amounts such holder may owe to Borrower.

         Creditor may assign this Note by sending written notice of such assignment to Unison on the attached Assignment form, subject to the requirement that the registrar may require upon such an assignment that Creditor, among other things, furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law.

         Borrower agrees to provide to Creditor copies of Borrower's 10-Qs, 8-Ks, and, if applicable, its 10-K for the year ended 1996, as filed after the date hereof with the SEC, promptly after filing.

         Creditor acknowledges that this Note and any Unison common stock obtained in payment hereof or upon the conversion hereof is being or will be acquired by Creditor for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Creditor understands that the Unison stock it obtains has not been registered under the 1933 Act by reason of its issuance in transactions exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof and agrees to deliver to Unison, if requested by Unison an investment letter in customary form. Creditor understands that the Unison stock it obtains may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Unison stock it obtains, or an available exemption from registration under the 1933 Act, Creditor must hold its Unison stock indefinitely. In particular, Creditor is aware that the Unison stock it obtains may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Creditor further understands that the certificates representing the Unison stock it obtains will bear a legend substantially in the following form and agrees that it will hold such shares subject thereto:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES THAT MAY BE ISSUED UPON THE CONVERSION OF SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS.


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                  NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST
                  HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

         Creditor has (i) such knowledge and experience in financial and business matters that Creditor is capable of evaluating independently the risks and merits of purchasing Unison stock; (ii) independently evaluated the risks and merits of purchasing Unison stock and has independently determined that Unison stock is a suitable investment for Creditor; and (iii) sufficient financial resources to bear the loss of its entire investment in Unison stock.

                               REGISTRATION RIGHTS

         At any time within two (2) weeks of maturity or after an Event of Default, Borrower shall advise Creditor, by written notice at least two (2) weeks prior to the filing of any new registration statement under the 1933 Act covering any securities of Borrower, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 or successor form, and will, during such period of time, upon the written request of Creditor, include in any such new registration statement, such information as may be required to permit a public offering of the stock obtained by Creditor through a conversion of this Note (the "Creditor Stock"). Borrower shall supply prospectuses and such other documents as Creditor may reasonably request in order to facilitate the public sale or other disposition of the Creditor Stock, use its reasonable efforts to register and qualify any of the Creditor Stock for sale in such reasonable number of states as may reasonably designate (but if in a non-underwritten offering, not to exceed five (5) states, unless Borrower otherwise agrees in writing; provided that the maximum number of states in any offering shall be five (5) if Borrower's common stock ceases to be listed on either the Nasdaq National Market or the New York Stock Exchange) and do any and all other reasonable acts and things which may be necessary to enable Creditor to consummate the public sale or other disposition of the Creditor Stock; provided, however, that Creditor shall furnish information and indemnification as set forth below.

         In consideration of the piggy-back registration rights provided above, Creditor agrees as follows:

         Whenever a registration statement and/or preliminary or final prospectus relating to the Creditor Stock is filed under the 1933 Act, amended or supplemented, Creditor will indemnify


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and hold harmless Borrower, each of its directors, officers, agents, representatives (including legal counsel, accountants and underwriters), and each person, if any, who controls Borrower (within the meaning of said Act) against any and all actions, losses, claims, damages or liabilities, joint or several, to which Borrower or any such director, officer or controlling person may become subject, under said Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions with respect thereto, arise out of or are based upon (1) any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such action, loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with information furnished by Creditor or on behalf of Creditor by Creditor's counsel for use in the preparation thereof, or (2) Creditor's failure to comply with any legal requirement applicable to sales of Borrower's common stock, including, without limitation, applicable prospectus delivery requirements; and will reimburse Borrower or any such director, officer, agent, representative or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

         If the registration of which Borrower gives notice is for a public offering involving an underwriting, Borrower agrees to so advise Creditor as a part of its written notice. In such event the right of Creditor to registration shall be conditioned upon Creditor's participation in such underwriting and the inclusion of the Creditor Stock in the underwriting to the extent provided herein. Creditor, if proposing to distribute its Creditor Stock through such underwriting, agrees to enter into (together with Borrower and the other holders distributing their securities through such underwriting) an underwriting agreement (in customary form) with the underwriter or underwriters selected for such underwriting by Borrower.

         Notwithstanding any other provision of this section on Registration Rights, if the managing underwriter of any underwritten distribution advises Borrower and Creditor that in its good faith judgment the number of shares of Borrower's common stock and other securities requested to be registered exceeds the number of shares of Borrower's common stock and other securities which can be sold in such offering, then (i) the number of shares of Borrower's common stock and other securities so requested to be included in the offering shall be reduced to the number of shares which in the good faith judgment of the managing underwriter can be sold in such offering; provided that the shares to be issued by Borrower shall be given priority over any other shares, and (ii) after allowing for the shares to be issued by Borrower, the remaining, reduced number of shares available for registration shall be allocated among Creditor and the any other holders of securities seeking registration proportionately, as nearly as practicable, and all other securities shall not be included in such registration and shall be withheld from the market by Creditor and the other holders thereof for a period, not to exceed one hundred eighty (180) days, which the managing underwriter reasonably determines is


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necessary to effect the underwritten public offering. In the event that the number of shares of Creditor Stock is reduced pursuant to (i), above, Creditor shall have the right to exercise the registration rights, subject to the same limitations and obligations of Creditor, provided in this Note a total of two additional times; provided, however, that such additional registration rights may not be exercised to the extent that Creditor may then sell the remaining shares of Creditor Stock without registration under the 1933 Act by virtue of Rule 144 thereunder.

         With respect to each inclusion of shares of Creditor Stock in a registration statement, Borrower agrees to bear all fees, costs and expenses incidental to such registration and the public offering in connection therewith; provided, however, that if Creditor participates in such registration, Creditor agrees to bear its own legal fees and disbursements as well as a pro rata share of the underwriting, broker or other selling discount and commissions.



                                   UNISON HEALTHCARE CORPORATION




                                   By: /s/ Jerome L. Joseph
                                      --------------------------
                                   Name: Jerome L. Joseph
                                        ------------------------
                                   Title: Treasurer
                                         -----------------------




All terms of this Note acknowledged
and agreed to this 30 day of August, 1996:

RED LINE HEALTHCARE CORPORATION,
a Minnesota corporation



By: /s/ John A. Gappa
   ----------------------------------------------
Name: John A. Gappa
     --------------------------------------------
Title: Vice President and Chief Financial Officer
      -------------------------------------------




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                                 ASSIGNMENT FORM


         If you the holder want to assign this Note, fill in the form below and have Your signature guaranteed:

         I or we assign and transfer this Note to

- --------------------------------------------------------------------------------
         (Insert assignee's social security or tax I.D. number)

- --------------------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint

- -------------------------------------------------
agent to transfer this Note on the books of                 . The agent may
substitute another to act for him.


Date:                       Your Signature:
     ---------------------                 ---------------------------
(SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THIS NOTE).


Signature Guarantee:
                    -----------------------------
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                                CONVERSION NOTICE


         To convert this Note into Common Stock of Unison HealthCare Corporation, check the line below:




                                   ----------

If you want the stock certificate made out in another person's name, fill in the form below:

(Insert other person's soc. sec. or tax I.D. no.)



- -------------------------------------------------

- -------------------------------------------------


- -------------------------------------------------

- -------------------------------------------------
(Print or type other person's name, address and zip code).

Date:                      Your Signature:
     ---------------------                 -------------------------------------
(SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THIS NOTE).

Signature Guarantee:
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